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                                                                    EXHIBIT 10.6

                             EMPLOYMENT AGREEMENT



   THIS EMPLOYMENT AGREEMENT is made and entered into this __ day of May, 1993, by and between COMMUNICATIONS INSTRUMENTS, INC., an Illinois corporation (the "Company"), and G. DAN TAYLOR (the "Employee").

                                R E C I T A L S
                                ---------------

       WHEREAS, the parties desire to define the duties and responsibilities of each of the parties hereto, and the Company desires to employ the Employee only upon the terms and conditions hereafter stated;

       NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto do hereby agree as follows:

       1. EXCLUSIVE EMPLOYMENT; DUTIES; COMPENSATION TERM. The Company hereby agrees to employ the Employee in its business pursuant to the terms and conditions set forth herein and the Employee agrees to devote the Employee's exclusive time, attention and skill to the business of the Company. The Employee's duties with the Company shall be to serve as Executive Vice President or such other duties as the Board of Directors of the Company shall from time to time direct. The Employee agrees not to accept other employment that would conflict with the performance of the duties prescribed by the Company during the term of this Agreement, except with the written consent of the Company. The Employee also shall receive an annual base salary of $100,000, payable in monthly installments. Employee shall be entitled to participate in a bonus pool based upon the performance of the Company as established by the Board of Directors, from time to time. The term of this Agreement shall commence on the date hereof and terminate with the fifth anniversary of such date. This agreement may be terminated immediately by the Company "for cause" or within three months after the death or disability of Employee, which shall all be determined in good faith by the Board of Directors of the Company. The Employee shall also be entitled to participate in those employee benefit plans and other benefits and incentives as the Board of Directors of the Company shall determine.
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       2.  MANNER OF PERFORMANCE OF EMPLOYEE'S DUTIES.  Employee shall at all times faithfully, industriously and to the best of Employee's ability, experience and talent perform all duties that may be required of and from him pursuant to the terms hereof. Such duties shall be rendered at such places as the Company shall in good faith require or as the interests, needs, business and opportunities of the Company shall require or make advisable.

       3. RESTRICTIONS ON EMPLOYEE AUTHORITY. Employee shall only have any authority to make, enter into or agree to make or enter into any contracts, commitments or obligations on behalf of the Company as directed by the Board of Directors.

       4. ASSIGNMENT OF CERTAIN RIGHTS. In consideration of employment and other benefits of value, the employee, on the Employee's behalf and on behalf of the Employee's heirs and representatives, agrees to assign and transfer and hereby assigns and transfers to the Company, its successors and assigns, as applicable, all of the Employee's right, title and interest in and to any inventions, discoveries, developments, improvements, techniques, designs, data, processes, procedures, systems and all other work products, whether tangible or intangible, that the Employee, either solely or jointly with others, has conceived, made, acquired, suggested, reduced to practice, or otherwise created during employment with the Company, and which relate in any manner to any of the business, services or products, techniques, processes or procedures, products, designs, data or systems of the Company and/or any of its Affiliates. The Employee further agrees that, upon the termination of the employment of the Employee for any reason, to immediately return any of the foregoing and any information or copies of information to any of the foregoing to the Company.

        5. TRADE SECRETS; CONFIDENTIALITY.

          a. "Trade Secrets" as used herein means trade secrets, plans, programs, processes, procedures and manners of operation, assignment confirmation booklets, computer systems, customized software, management information systems, call accounting reports, departmental manuals, customers, customer lists, client prospects, financial, statistical and accounting data, methods and type of recruitment and placement services, methods of service preferred by clients and placement candidates (including both employees and independent contractors), ideas, marketing programs, fees paid by clients, fees, salaries and bonuses to placement candidates, work assignments and capabilities of officers and employees, documents, agreements, contracts and other arrangements, personnel information, matters of internal organization and other confidential information, in each case, of the Company and/or any of its Affiliates;
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           b.  The Employee hereby acknowledges that the Trade Secrets, all of which are original or proprietary with the Company, its Affiliates, and/or their founders or shareholders, regardless of whether such information is considered to be confidential or proprietary by third parties, were developed only after great effort and expense by the Company, its Affiliates, founders and/or shareholders, are considered by them to be confidential and substantially affect the effective and successful conduct of the business and goodwill of the Company and/or its Affiliates. The Company and its Affiliates exercise substantial efforts to maintain the secrecy of the Trade Secrets, which derive independent economic value from not being generally known and readily ascertainable by proper means by others who can obtain economic value from their disclosure or use.

           c. The Employee shall not, both during the term of this Agreement or at any time after its termination (regardless of the manner of validity of termination), at any time or in any form, manner, or fashion, either directly or indirectly, disseminate, divulge, disclose, use or communicate any Trade Secrets to any person, firm, corporation, association, entity or organization (collectively, "Organization"). No business conducted by Employee or any Organization of which Employee, directly or indirectly, is an owner, officer, director or partner, shareholder, employee, agent, advisor or consultant in any state or country in which the Company and/or any of its Affiliates conduct business shall use any name, designation or logo which is substantially similar to that presently used by the Company and/or any of its Affiliates. Upon the termination of Employee's employment with the Company, the Employee (regardless of the manner or validity of termination) shall immediately return to the Company any and all Trade Secrets and other information and property obtained from or relating to the Company and/or any of its Affiliates or to which the Employee has access in good condition, normal wear and tear accepted.

           d. The Employee shall not, both during the term hereof or for a period of one (1) year thereafter, discuss the terms of this Agreement or the Employee's compensation with the Company with any other employee of the Company or any person whom the Employee reasonably believes would directly or indirectly communicate such information to any other employee of the Company. The Employee further agrees not to at any time remove any Trade Secrets from the Company's premises without the prior written approval of a director of the Company.

        6. NON-COMPETE. "Business" as used herein means the business of Employer which Employee performs his works. The Employee further agrees that during the term of this Agreement and for a period of one (1) year following its termination (regardless of the manner or validity of termination), the
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Employee will not, directly or indirectly, become or remain interested in, associated with, employed by, an owner, officer, director, partner, shareholder, employee, agent, advisor or consultant in or indebted to any Organization that is engaged in the Business similar to that of the Company's and/or any of its Affiliates. Employee has come in contact or provided services to during the course of the Employee's employment with the Company, or which the Employee, during the course of such employment, became aware that the Company has provided services to. The Employee acknowledges that because of the Employee's access to the Company's and its Affiliates' Trade Secrets and other confidential information, a violation of this covenant will cause irreparable injury to the Company and its Affiliates.

        7. NONSOLICITATION OF CUSTOMERS OR CLIENTS.
Notwithstanding any other provisions hereof, the Employee shall not, during the term of this Agreement and for a period of one (1) year following its termination (regardless of the manner or validity of termination), at any time or in any manner, either directly or indirectly, for the Employee's own behalf or for or on behalf of any Organization (other than the Company and/or its Affiliates), solicit or attempt to solicit any business similar to the Business from any customers or clients of the Company and/ or any of its Affiliates or divert or attempt to divert any Business from the Company and/or any of its Affiliates. A "customer" or "client" shall mean any Organization with which the Company and/or any of its Affiliates have dealt with or provided services to, regardless of whether such Organization was solicited or provided services by the Employee at any time during such employment, whether during the usual hours of employment or otherwise.

       8. NONSOLICITATION OF EMPLOYEES. Notwithstanding any other provision of this Agreement, the Employee agrees that during the term of this Agreement and for a period of one (1) year following its termination (regardless of the manner or validity of termination) at any time or in any manner, either on the Employee's own behalf or for or on behalf of any Organization (other than the Company and/or its Affiliates), directly or indirectly, solicit, divert or otherwise encourage or attempt to solicit, divert or otherwise encourage employees or agents of the Company and/or any of its Affiliates to enter into any employment, consulting or advisory arrangement or contract with or to perform any services for or on behalf of the Employee or any organization (other than the Company and/or any of its Affiliates), or to enter into any kind of business, including without limitation the Business or any similar business unless such employee or former employee has been employed by the Company for a period in excess of twelve (12) months.
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       9.  FINANCIAL OR OTHER INTEREST.  The Company shall be entitled to all benefits and profits arising from or incident to any and all work, services and advice of Employee while employed by the Company. The Employee agrees that while employed by the Company the Employee will not have a direct or indirect financial or other interest in a privately-owned Organization, or a direct or indirect substantial financial or other interest in a Publicly-Owned Organization, either of which is a current or potential supplier of goods or services, a customer or client, or competitor of the Company and/or any of its Affiliates, unless the circumstances are fully disclosed in writing to a director of the Company and written approval is obtained from such director. A "substantial" interest in a Publicly-Owned Organization means an ownership interest having a market value of $100,000 or more, or a one percent or greater ownership interest in such Organization, whichever is less.

       10. GIFTS AND ENTERTAINMENT. The Employee agrees that while employed by the Company the Employee will not accept, directly or indirectly, any loan, gift, gratuity, favor or entertainment of more than normal value from any persons with whom the Company has an existing or a potential relationship as a supplier of goods or services, a customer or competitor. If the Employee is offered anything with a value of more than $50, the Employee must immediately report such offer to the Employee's immediate supervisor.

       11. USE OF COMPANY PROPERTY. The Employee agrees that while employed by the Company the Employee shall (i) protect and conserve Company property including equipment, supplies and any other property entrusted to the Employee and (ii) not directly or indirectly, use, or allow the use of, Company property of any kind (including property leased to the Company), for other than Company activities, except with the authorization of a director of the Company.

       12. SENSITIVE PAYMENTS. The Employee agrees that while employed by the Company the Employee will not, for any purpose, accept any kickback or payment of cash or other consideration which may be deemed to be illegal or improper.

       13. FINANCIAL AND OTHER BOOKS AND RECORDS. If the Employee is responsible for the completeness and correctness of financial and other books and records, the Employee is required to enter all assets, liabilities, payments and disbursements on such books in accordance with generally accepted accounting principles, as well as with the established practices and policies of the Company, and in a manner that will reflect the nature and purpose as well as the amount thereof. In this connection, the Employee shall not bypass established internal control procedures, or make any false or artificial entries in
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the books and records for any reason, and the Employee shall not participate in any procedures that result in such prohibited acts.

       14. PRIOR AGREEMENTS. The Employee hereby represents that the Employee is not restricted by any prior agreement(s) with any other party or parties which would, in any way, conflict with or prevent the execution of the responsibilities that pertain to the Employee's position with the Company.

       15. DISABILITIES/LIMITATIONS. The Employee hereby attests that the Employee does not have any physical, mental or medical impairments which would interfere with the Employee's ability to perform the job for which the Employee was hired.

        16. MISCELLANEOUS.

          a. Employee has carefully read and considered the provisions of this Agreement and, having done so agrees that the restrictions set forth herein (including without limitation, the time period of restrictions set forth in Sections 6, 7 and 8 hereof) are fair and reasonable and are reasonably required for the protection of the interests of the Company, its Affiliates, founders, directors, officers and other employees and to prevent irreparable harm to the foregoing.

          b. The parties agree that the covenants of the Employee herein are material parts of the consideration received by the Company for entering into this Agreement and employing the Employee and conditions to such employment and that any breach of Sections 3 - 13 of this Agreement by the Employee will result in irreparable injury to the Company. For that reason and because the actual damages that might be sustained by the Company and/or any of its Affiliates might be difficult, if not impossible to ascertain and may not be adequate to redress any injuries, the Company shall, in addition to any and all other remedies provided by law or otherwise, be entitled to an injunction to prevent a breach or contemplated breach of any covenant of the Employee contained herein.

          c. Each of the covenants herein is independent and severable. Each such covenant shall remain in full force and effect regardless of the enforceability of any other covenant herein, or of the breach thereof by either party. If it shall be determined at any time by any court of competent jurisdiction that any provision of this Agreement or any portion thereof is unenforceable, or that any provision relating to time period or area of restriction exceeds the maximum time period or areas such court deems reasonable, then such portions as shall have been determined to be unreasonably restrictive or unenforceable or to exceed the maximum reasonable time period or area or restriction
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shall thereupon be deemed to be so amended as to make such restrictions reasonable in the determination of such court or to become and thereafter be the maximum time period and/or areas which such court deems reasonable and enforceable and the provision, as so amended, shall be enforceable between the parties to the same extent as if such amendment had been made prior to the date of any alleged breach of such provision.

           d. Employee shall not delegate the Employee's employment obligation pursuant to this Agreement to any other person. Employee agrees to perform all acts necessary to enable the Company to learn of and protect the rights it receives under this Agreement, including without limitation making full and immediate disclosure to the Company and assisting in the preparation and execution of all documents required to acquire and convey to the Company the rights obtained hereunder and under applicable law.

           e. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Employee and the Company with respect thereto. No understandings exist between the parties other than as expressed herein. This Agreement may be amended or modified only by written agreement executed by all of the parties hereto. The provisions of this Agreement shall survive the termination of this Agreement, except that the Company and the Employee shall have no further obligations under Sections 1 and 2 hereof other than the Company's obligations to pay the compensation, if any, due to Employee.

           f. This Agreement is to be considered an agreement entered into and delivered in the State of Illinois. The validity, interpretation, construction, effect and enforcement of this Agreement shall be governed by the laws of the State of Illinois. The Employee (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in Cook County, Illinois, (2) waives any objection that the Employee may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consents to the jurisdiction of the Illinois state courts located in Cook County, and the United States District Court for the Eastern District of Illinois in any such suite action or proceeding. The Employee further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding and agrees that service of process upon the Employee mailed by certified mail to the Employee's address shall be deemed in every respect effective service of process upon the Employee, in any such suit, action or proceeding.
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       17.  If either party waives a breach of this Agreement or fails to exercise any right under this Agreement, such waiver or failure to exercise rights shall not be construed as a waiver of any subsequent breach or right under this Agreement, or affect the party's rights thereafter to exercise such rights.


       IN WITNESS WHEREOF, the undersigned have executed this Employment Agreement as of the date first above written.


                                    COMPANY:

                                    COMMUNICATIONS INSTRUMENTS, INC.

ATTEST:

/s/ Harrison M. Wilson              By  /s/
- --------------------------            -----------------------      ------------
Secretary                                  Vice President              Date


                                    EMPLOYEE:


/s/                                 /s/ G. Dan Tayor
- ---------------------------         -------------------------      ------------
Witness                                 G. Dan Tayor                   Date